                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 August 27, 2003


                        AQUIS COMMUNICATIONS GROUP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                 000-33343                22-3281446
             --------                 ---------                ----------
(State or other jurisdiction      (Commission File      (Employer Identification
     of incorporation)                 Number)                  Number)



                                 1719A Route 10
                                    Suite 300
                          Parsippany, New Jersey 07054
                          ----------------------------
                    (Address of principal executive offices)

                                 (973) 560-8000
                                 --------------
              (Registrant's telephone number, including area code:)



                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.    Other Events and Required FD Disclosure.

On August 27, 2003, Aquis Communications Group, Inc. (the "Company") filed a press release, attached hereto as Exhibit 99.1, announcing certain changes to the Company's management team.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         Number        Exhibit
         ------        -------

          99.1 Press Release dated August 27, 2003, announcing certain changes to the Company's management team.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AQUIS COMMUNICATIONS GROUP, INC.



                                             By: /s/ D. Brian Plunkett
                                                 ------------------------
                                                 D. Brian Plunkett
                                                 Chief Financial Officer




Date: September 2, 2003

EXHIBIT INDEX

         Number        Exhibit
         ------        -------

         99.1 Press Release dated August 27, 2003, announcing certain changes to the Company's management team.